UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2012

CRAY INC.
(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fifth Avenue, Suite 1000 Seattle, WA	98164
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (206) 701-2000
Registrant's facsimile number, including area code: (206) 701-2500
None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On November 21, 2012, Cray Inc. (“Cray”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) regarding the completion of its acquisition of Appro International, Inc. (“Appro”). This Amendment No. 1 amends and supplements the Initial Form 8-K to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.
Item 9.01    Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited consolidated balance sheets of Appro as of December 31, 2010 and 2011, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2011, are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited condensed consolidated balance sheet of Appro as of September 30, 2012 and the related condensed consolidated statements of operations, stockholders' equity and cash flows for the nine months ended September 30, 2012 and 2011 are being filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements and explanatory notes relating to Cray's acquisition of Appro, as of September 30, 2012 and for the nine months ended September 30, 2012 and the year ended December 31, 2011, are being filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1
Audited consolidated balance sheets of Appro International, Inc. and subsidiary as of December 31, 2010 and 2011, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2011 and accompanying notes thereto.

99.2	Unaudited condensed consolidated financial statements of Appro International, Inc. as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011 and accompanying notes thereto.
99.3
Unaudited condensed combined pro forma financial statements of Cray Inc. and Appro International, Inc. as of September 30, 2012 and for the nine months ended September 30, 2012 and the year ended December 31, 2011, and accompanying notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: February 7, 2013

Cray Inc.

By:	/s/ MICHAEL C. PIRAINO
Michael C. Piraino Vice President Administration, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1
Audited consolidated balance sheets of Appro International, Inc. and subsidiary as of December 31, 2010 and 2011, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2011 and accompanying notes thereto.

99.2	Unaudited condensed consolidated financial statements of Appro International, Inc. as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011 and accompanying notes thereto.
99.3
Unaudited condensed combined pro forma financial statements of Cray Inc. and Appro International, Inc. as of September 30, 2012 and for the nine months ended September 30, 2012 and the year ended December 31, 2011, and accompanying notes thereto.